DELAWARE VIP TRUST

Delaware VIP High Yield Series

Supplement to Prospectuses dated May 1, 2002

The following replaces the information in the section of the Prospectuses entitled "Portfolio managers" under "How we manage the Series":

Delaware VIP High Yield Series

Portfolio managers
Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for Delaware VIP High Yield Series. In making investment decisions for the Series, Mr. Rabe regularly consults with Jude T. Driscoll.

Timothy L. Rabe, Vice President/Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder. Mr. Rabe assumed primary responsibility for making day-to-day investment decisions for the Series effective July 2002.

Jude T. Driscoll, Executive Vice President/Head of Fixed Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.

This Supplement is dated July 24, 2002.